Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 97.3%
Aerospace & Defense – 1.9%
BWX Technologies Inc	30,966	$1,952,097
Auto Components – 1.8%
Aptiv PLC*	16,615	1,864,037
Banks – 7.4%
Ameris Bancorp	47,955	1,754,194
First Interstate BancSystem Inc - Class A	66,505	1,985,839
Synovus Financial Corp	73,673	2,271,338
Washington Federal Inc	59,138	1,781,236
		7,792,607
Building Products – 4.4%
Carlisle Cos Inc	9,795	2,214,356
Fortune Brands Home & Security Inc	40,534	2,380,562
		4,594,918
Capital Markets – 2.0%
Jefferies Financial Group Inc	66,773	2,119,375
Chemicals – 3.6%
FMC Corp	16,570	2,023,694
Innospec Inc	17,027	1,748,162
		3,771,856
Containers & Packaging – 2.0%
Graphic Packaging Holding Co	84,786	2,161,195
Electrical Equipment – 1.9%
Acuity Brands Inc	11,017	2,013,136
Electronic Equipment, Instruments & Components – 6.4%
Insight Enterprises Inc*	15,235	2,177,996
Vontier Corp	95,220	2,603,315
Zebra Technologies Corp*	6,244	1,985,592
		6,766,903
Energy Equipment & Services – 2.1%
ChampionX Corp	80,778	2,191,507
Entertainment – 2.2%
Take-Two Interactive Software Inc*	19,743	2,355,340
Food & Staples Retailing – 1.9%
Casey's General Stores Inc	9,069	1,963,076
Food Products – 1.4%
Nomad Foods Ltd*	76,605	1,435,578
Health Care Equipment & Supplies – 6.7%
Embecta Corp	66,435	1,868,152
Envista Holdings Corp*	55,863	2,283,679
Globus Medical Inc*	51,572	2,921,038
		7,072,869
Health Care Providers & Services – 4.0%
Cardinal Health Inc	34,400	2,597,200
Henry Schein Inc*	20,416	1,664,721
		4,261,921
Hotel & Resort Real Estate Investment Trusts (REITs) – 1.4%
Apple Hospitality Inc	93,511	1,451,291
Hotels, Restaurants & Leisure – 1.9%
Portillo's Inc - Class A*	95,349	2,037,608
Household Durables – 2.2%
Toll Brothers Inc	38,211	2,293,806
Industrial Real Estate Investment Trusts (REITs) – 2.2%
STAG Industrial Inc	67,987	2,299,320
Insurance – 2.6%
Hartford Financial Services Group Inc	39,377	2,744,183
Life Sciences Tools & Services – 1.6%
Charles River Laboratories International Inc*	8,157	1,646,246
Machinery – 6.7%
Hillenbrand Inc	68,751	3,267,735
Lincoln Electric Holdings Inc	12,247	2,070,968
Terex Corp	35,352	1,710,330
		7,049,033
Marine – 1.9%
Kirby Corp*	28,139	1,961,288
Metals & Mining – 2.0%
Commercial Metals Co	42,895	2,097,565
Multi-Utilities – 2.5%
Black Hills Corp	41,513	2,619,470

Shares or Principal Amounts		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels – 4.5%
Gulfport Energy Corp*	28,253	$2,260,240
Magnolia Oil & Gas Corp	111,560	2,440,933
		4,701,173
Residential Real Estate Investment Trusts (REITs) – 2.1%
Equity LifeStyle Properties Inc	33,214	2,229,656
Semiconductor & Semiconductor Equipment – 2.5%
Microchip Technology Inc	31,973	2,678,698
Software – 3.4%
Black Knight Inc*	32,387	1,864,196
Nice Ltd (ADR)*	7,366	1,686,004
		3,550,200
Specialized Real Estate Investment Trusts (REITs) – 2.3%
Lamar Advertising Co	24,733	2,470,579
Specialty Retail – 3.3%
Bath & Body Works Inc	54,260	1,984,831
Burlington Stores Inc*	7,479	1,511,506
		3,496,337
Textiles, Apparel & Luxury Goods – 2.1%
Steven Madden Ltd	62,699	2,257,164
Trading Companies & Distributors – 2.4%
MSC Industrial Direct Co Inc	30,524	2,564,016
Total Common Stocks (cost $94,612,222)		102,464,048
Repurchase Agreements– 3.2%
ING Financial Markets LLC, Joint repurchase agreement, 4.8000%, dated 3/31/23, maturing 4/3/23 to be repurchased at $3,401,360 collateralized by $3,876,576 in U.S. Treasuries 0% - 5.3750%, 9/30/23 - 2/15/53 with a value of $3,469,388((cost $3,400,000)	$3,400,000	3,400,000
Total Investments (total cost $98,012,222) – 100.5%		105,864,048
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(529,739)
Net Assets – 100%		$105,334,309

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$102,742,466	97.0%
Israel	1,686,004	1.6
United Kingdom	1,435,578	1.4

Total	$105,864,048	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$102,464,048	$-	$-
Repurchase Agreements	-	3,400,000	-
Total Assets	$102,464,048	$3,400,000	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70295 05-23